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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 1997

                        TEXAS PETROCHEMICALS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-11569            74-1778313
 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
  incorporation or organization)                           Identification No.)

       8707 KATY FREEWAY, SUITE 300
              HOUSTON, TEXAS                               77024
   (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (713) 461-3322

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                        TEXAS PETROCHEMICALS CORPORATION

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K

                                                                          Page
                                                                          ----
Item 5.        Other Events................................................ 2

Item 7.        Financial Statements and Exhibits........................... 2

Signature      .............................................................3

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       ITEM 5.  OTHER EVENTS.

       On March 6, 1997, Texas Petrochemicals Corporation (the "Company") gave notice on a press release (the "Press Release") of its intention to offer $50 million aggregate principal amount of its 11 and 1/8% Senior Subordinated Notes Due 2006 in a Rule 144A offering. The Press Release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


 Exhibit
 Number                     Description of Exhibit
 ------                     ----------------------

   99                   Press Release dated March 6, 1997

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TEXAS PETROCHEMICALS CORPORATION

                                    By: /s/ STEPHEN R. WRIGHT
                                            Stephen R. Wright
                                            Vice President, General Counsel
                                            and Secretary

Dated: March 6, 1997

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                                 EXHIBIT INDEX

Exhibit                                                           Page
Number                          Description                      Number
------                          -----------                      ------
   99                Press Release dated March 6, 1997              6

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